100 Federal Street
Boston, Massachusetts 02110
www.franklintempleton.com
1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts (
November 28, 2025 – The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

100 Federal Street
Boston, Massachusetts 02110
www.franklintempleton.com
1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES FOR
 CLOSED-END MUNICIPAL FUNDS

BOSTON, Massachusetts - December 31, 2025 – The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement.

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date.  Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

The table below provides information regarding distributions and total return performance for various periods.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.  A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you.  A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        PUTNAM SHAREHOLDERS CONTACT
:  1-800-225-1581

###

100 Federal Street
Boston, Massachusetts 02110
www.franklintempleton.com
1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES
FOR CLOSED-END MUNICIPAL FUNDS

Boston, Massachusetts –
(January 30, 2026) - The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount
.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution January 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
PMM	Current month	$0.0265	$0.0245	-	-	$0.0020
			92.5%	-	-	7.5%
	10/31 Fiscal YTD	$0.0795	$0.0742	$0.0003	-	$0.0050
			93.3%	0.4%	-	6.3%
PMO	Current month	$0.0393	$0.0360	-	-	$0.0033
			91.6%	-	-	8.4%
	4/30 Fiscal YTD	$0.3537	$0.3149	$0.0093	-	$0.0295
			89.0%	2.6%	-	8.4%

The table below provides information regarding distributions and total return performance for various periods. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
PMM (FYE 10/31)	0.67%	4.77%	0.20%	4.77%
PMO (FYE 4/30)	0.36%	4.16%	6.75%	4.16%

* Ending on the last day of the month prior to the most recent distribution record date.

**As of the last day of the month prior to the most recent distribution record date.

***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.

INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE.

Investor Contact: Fund Investor Services 1-888-777-0102

Category: Distribution Related

                        Source: Franklin Resources, Inc.

###

100 Federal Street
Boston, Massachusetts 02110
www.franklintempleton.com
1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES
FOR CLOSED-END MUNICIPAL FUNDS

Boston, Massachusetts –
(February 27, 2026) - The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount
.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution February 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
PMM	Current month	$0.0265	$0.0245	-	-	$0.0020
			92.5%	-	-	7.5%
	10/31 Fiscal YTD	$0.1060	$0.0987	$0.0003	-	$0.0070
			93.1%	0.3%	-	6.6%
PMO	Current month	$0.0393	$0.0379	-	-	$0.0014
			96.4%	-	-	3.6%
	4/30 Fiscal YTD	$0.3930	$0.3528	$0.0093	-	$0.0309
			89.8%	2.4%	-	7.8%

The table below provides information regarding distributions and total return performance for various periods. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
PMM (FYE 10/31)	0.44%	4.75%	0.90%	4.75%
PMO (FYE 4/30)	0.15%	4.16%	7.31%	4.16%

* Ending on the last day of the month prior to the most recent distribution record date.

**As of the last day of the month prior to the most recent distribution record date.

***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.

INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE.

Investor Contact: Fund Investor Services 1-888-777-0102

Category: Distribution Related

Source: Franklin Resources, Inc.

###

100 Federal Street
Boston, Massachusetts 02110
www.franklintempleton.com
1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES
FOR CLOSED-END MUNICIPAL FUNDS

Boston, Massachusetts –
(March 31, 2026) - The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount
.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution March 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
PMM	Current	$0.0265	$0.0265	-	-	-
	Month		100.0%	-	-	-
	10/31	$0.1325	$0.1252	$0.0003	-	$0.0070
	Fiscal YTD		94.5%	0.2%	-	5.3%
PMO	Current	$0.0393	$0.0393	-	-	-
	Month		100.0%	-	-	-
	4/30	$0.4323	$0.3921	$0.0093	-	$0.0309
	Fiscal YTD		90.7%	2.2%	-	7.1%

The table below provides information regarding distributions and total return performance for various periods through prior month end. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
PMM (FYE 10/31)	1.30%	4.64%	3.71%	1.55%
PMO (FYE 4/30)	1.18%	4.06%	10.24%	3.38%

* Ending on the last day of the month prior to the most recent distribution record date.

**As of the last day of the month prior to the most recent distribution record date.

***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.

The funds periodically provide fund-related information on their websites.  The following information will be available for each fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly beginning on the 8th business day after the end of each month; (2) Top 10 holdings and additional portfolio statistics will be available monthly, approximately 15 days after month-end.

                        INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
Investor Contact: Fund Investor Services 1-888-777-0102
Copyright © 2026. Franklin Templeton. All rights reserved.
Category: Distribution Related
Source: Franklin Resources, Inc.

###

100 Federal Street
Boston, Massachusetts 02110
www.franklintempleton.com
1-800-225-1581

FOR IMMEDIATE RELEASE

FRANKLIN TEMPLETON
ANNOUNCES 19(a) NOTICES
FOR CLOSED-END MUNICIPAL FUNDS

Boston, Massachusetts –
(April 30, 2026) - The 19(a) monthly distribution notices for Putnam Managed Municipal Income Trust (NYSE: PMM) and Putnam Municipal Opportunities Trust (NYSE: PMO) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount
.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution April 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
PMM	Current	$0.0265	$0.0256	-	-	$0.0009
	Month		96.6%	-	-	3.4%
	10/31	$0.1590	$0.1508	$0.0003	-	$0.0079
	Fiscal YTD		94.8%	0.2%	-	5.0%
PMO	Current	$0.0393	$0.0393	-	-	-
	Month		100.0%	-	-	-
	4/30	$0.4716	$0.4314	$0.0093	-	$0.0309
	Fiscal YTD		91.5%	2.0%	-	6.5%

The table below provides information regarding distributions and total return performance for various periods through prior month end. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
PMM (FYE 10/31)	0.40%	4.83%	0.18%	2.41%
PMO (FYE 4/30)	0.18%	4.23%	6.16%	4.23%

* Ending on the last day of the month prior to the most recent distribution record date.

**As of the last day of the month prior to the most recent distribution record date.

***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.

You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at
www.franklintempleton.com
at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.

INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Investor Contact: Fund Investor Services 1-888-777-0102

Copyright © 2026. Franklin Templeton. All rights reserved.

Category: Distribution Related

Source: Franklin Resources, Inc.